Investor Presentation

2018Q3

PRIME MERIDIAN
HOLDING COMPANY

Forward Looking Statements

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Contents

Updated 10/25/2018

Company Profile

Headquarters	Tallahassee, FL*
Year Established	2008
Total Assets	$406.0 Million
Shareholders' Equity	$48.9 Million
Market Capitalization	$71.2 Million
Institutional Ownership	28.7%
Shares Outstanding	3,128,671
Trading Exchange	OTCQX: PMHG
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com

*State Capital of Florida

Data as of 9/30/2018



Marianna
Chattahoochee
Quitman
Tallahassee
Crawfordville
Callaway
Perry
Apalachicola
90
27
10
19
221
231
98
319
Alabama
Georgia
Florida
Gulf of Mexico

OFFICES BY COUNTY
Leon (2)
Wakulla (1)

Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations

Sammie D. Dixon, Jr.	**Vice Chairman, President and Chief Executive Officer** Age: 48 | 21 years banking experience
R. Randy Guemple	**Executive Vice President and Chief Financial Officer** Age: 66 | 40 years banking and CPA experience
Chris L. Jensen, Jr.	**Executive Vice President and Chief Lending Officer** Age: 61 | 39 years banking experience
Susan Payne Turner	**Executive Vice President and Chief Risk Officer** Age: 51 | 36 years banking experience

Personnel Profile

✓ **Employees, Management and Director Ownership (%)**	21.0
✓ **Prime Meridian Bank Employees Who Own PMHG (%)**	48.6
✓ **Average Age**	
▪ Entire Team*	40.3
▪ EVP	56.5
▪ SVP	50.2
▪ VP	47.3
▪ All Officers	46.5

*76.1 Full-Time Equivalents (FTEs)


PRIME
MERIDIAN
BANK

Updated as of 9/30/2018

MSA Profile

Tallahassee Metropolitan Statistical Area (MSA)

- ✓ Leon, Gadsden, Wakulla and Jefferson counties
- ✓ Includes Florida's Capital
- ✓ Education hub with highly-educated population:
  - Florida State University (FSU)
  - Florida A&M University (FAMU)
  - Tallahassee Community College (TCC)
- ✓ 2 Major Hospitals
- ✓ National High Magnetic Field Lab (FSU)



Summary Results | 2018Q3

- ✓ Growth in assets to $406 million has been funded by a $56.9 million, or 19.1%, increase in deposit growth since December 31, 2017.
- ✓ In the third quarter of 2018, net income increased $196,000, or 23.8%, and earnings per share grew 26.9% over the third quarter of 2017.
- ✓ The Bank reported strong loan growth for the first nine months of 2018, with net loans increasing $38.8 million, or 15.5%, since December 31, 2017.

Summary Results | 2018Q3

- ✓ For the quarter ended September 30, 2018, the annualized Return on Average Assets was 1.03% and the annualized Return on Average Equity was 8.42%.
- ✓ The Bank's Crawfordville office continued to see strong deposit growth year-over-year as total deposits increased to $46.1 million as of September 30, 2018, a 13.3% increase from $40.7 million as of September 30, 2017.
- ✓ The Bank solidified its foothold in its hometown of Tallahassee as it entered into a long-term lease at its Timberlane Road office.

Increasing Franchise Value


Total Assets
($ in millions)
CAGR – 19.4%
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
103
139
170
206
210
244
304
347
406
2010
2011
2012
2013
2014
2015
2016
2017
2018Q3


Gross Loans
($ in millions)
CAGR – 21.4%
$300
$250
$200
$150
$100
$50
$0
65
78
95
123
156
192
225
253
292
2010
2011
2012
2013
2014
2015
2016
2017
2018Q3


Total Deposits
($ in millions)
CAGR – 20.1%
$350
$300
$250
$200
$150
$100
$50
$0
86
116
147
183
184
218
275
298
355
2010
2011
2012
2013
2014
2015
2016
2017
2018Q3


Cost of Funds (%)
1.5
1.0
0.5
0.0
1.24
0.96
0.62
0.42
0.35
0.35
0.33
0.41
0.65
2010
2011
2012
2013
2014
2015
2016
2017
2018 YTD

CAGR = compound annual growth rate. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and Internal company documents

Building Shareholder Value


Total Equity
($ in millions)
CAGR – 17.8%
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
13.7
15.1
16.0
16.4
22.9
24.9
27.1
47.0
48.9
2010
2011
2012
2013
2014
2015
2016
2017
2018Q3


Net Income
($ in thousands)
CAGR – 45.8%
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
201
616
1,018
1,149
1,006
1,704
2,220
2,817
2,123
2,774
2010
2011
2012
2013
2014
2015
2016
2017
9/30/17 YTD
9/30/18 YTD


Tangible Book Value Per Share ($)
CAGR – 7.1%
$16.0
$14.5
$13.0
$11.5
$10.0
$8.5
$7.0
9.18
10.09
10.72
10.92
11.78
12.62
13.51
15.06
15.61
2010
2011
2012
2013
2014
2015
2016
2017
2018Q3


Earnings Per Share ($)
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
0.12
0.41
0.68
0.77
0.59
0.88
1.12
1.04
0.83
0.89
2010
2011
2012
2013
2014
2015
2016
2017
9/30/17 YTD
9/30/18 YTD

CAGR = compound annual growth rate. Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, and $18 million in our stock offering concluded May 15, 2017. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Loan Portfolio

- ✓ Total net loans of **$289.0** million
- ✓ Prime Meridian Bank's strong relationship with the local business community is reflected in its concentration of Commercial Loans at 17% of total loans.



Loan Composition
as of 9/30/18
Consumer and Other 2%
Commercial Real Estate 29%
Residential Real Estate and HELOC 41%
Construction 11%
Commercial 17%

Loans ($ in thousands)

Real estate mortgage loans		
Commercial Real Estate (CRE)	$	84,161
Residential Real Estate and HELOC		120,545
Construction		31,001
Total Real Estate Mortgage		235,707
Commercial		49,563
Consumer and Other		6,980
Total Loans		292,250
Deferred Loan Costs, Net		446
Less: ALLL		(3,674)
Loans, Net	**$**	**289,022**

Source: internal company documents



2018 YTD Loan Portfolio Change
($ in thousands)
$300,000
$250,000
$200,000
250,259
25,721
5,536
4,596
4,188
-762
-516
289,022
2017Q4
Residential/ HELOC
Commercial
CRE
Construction
Consumer
Deferred Costs Less ALLL
2018Q3

Residential Loan Portfolio

Residential Loans ($ in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	70,545
1-4 Non-Owner-Occupied		32,145
Multifamily		17,855
Total	**$**	**120,545**



Multifamily
15%
1-4 Owner-Occupied & HELOC
58%
Residential Loan Composition
as of 9/30/18
1-4 Non-Owner-Occupied
27%

Source: internal company documents

Portfolio Risk Management

- ✓ Nonperforming Loans to Total Loans Ratio of 0.06%
- ✓ Nonperforming Commercial Real Estate (CRE) loan balances total $0 as of 9/30/18
- ✓ NCO* / Average Loans: 0.00% charge-offs in 2018

*Net Charge-Offs: Charge-offs less recoveries

CRE Commitments

As of 9/30/18 ($ in thousands)

Total Risk Based Capital	**$ 40,056**
Total Loan Portfolio	**$ 292,250**

Commercial Real Estate Loans	**Funded**	**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$ 30,235	$ 44,395	110.81 %	10.33 %
Multifamily	17,855	19,073	47.61 %	6.10 %
Nonfarm Nonresidential	82,168	84,235	210.26 %	28.08 %
Less: Improved Owner-Occupied CRE	(39,461)	(40,723)	(101.65) %	(13.48) %
Total	**$ 90,797**	**$ 106,980**	**267.03 %**	**31.03 %**

Funding Overview

- ✓ Prime Meridian Bank's deposit franchise is comprised of **23%** noninterest-bearing deposits.
- ✓ Prime Meridian Bank continues to outperform regional peers with low cost of funds year-to-date of **0.65%**, a key driver of franchise value.

Deposits ($ in thousands)

Deposit Types		
Noninterest-Bearing	$	83,296
Money Market Accounts		176,994
NOW		45,297
Savings		8,526
Time Deposits		41,133
Total	**$**	**355,246**



Deposit Composition
as of 9/30/18
Time Deposits 12%
Noninterest Bearing 23%
Money Market Accounts 50%
NOW 13%
Savings 2%

Source: internal company documents

Deposit Market Share

- ✓ Prime Meridian Bank's year-over-year deposit growth in Leon county was 10.88% with a five-year compounded growth rate of 12.97%
- ✓ The Bank's Crawfordville office (Wakulla county) has grown to nearly $50MM since opening in 2015

Total Deposit Rank 2018	Parent Company Name	Parent City	Parent State	Total Active Branches 2017	Total Deposits 2017 ($000)	Total Deposit Market Share 2017 (%)	Total Active Branches 2018	Total Deposits 2018 ($000)	Total Deposit Market Share 2018 (%)	Year Over Year Deposit Growth 2018 (%)	5-Year Deposit CAGR 2018 (%)
Leon, FL											
1	Wells Fargo Bank NA	Sioux Falls	SD	7	1,198,411	17.05	7	1,219,090	17.49	1.73	15.61
2	SunTrust Bank	Atlanta	GA	8	1,268,623	18.05	7	1,204,758	17.28	(5.03)	7.92
3	Capital City Bank	Tallahassee	FL	16	895,909	12.75	16	947,643	13.59	5.77	5.16
4	Bank of America NA	Charlotte	NC	7	829,653	11.81	7	888,164	12.74	7.05	12.65
5	Branch Banking and Trust Co.	Winston-Salem	NC	3	860,755	12.25	3	497,492	7.14	(42.20)	13.74
6	Regions Bank	Birmingham	AL	5	307,931	4.38	5	437,556	6.28	42.10	13.64
7	First A National Banking Association	Hattiesburg	MS	9	377,819	5.38	9	380,626	5.46	0.74	2.31
8	Synovus Bank	Columbus	GA	4	280,922	4.00	4	327,568	4.70	16.60	6.37
9	Hancock Whitney Bank	Gulfport	MS	3	278,970	3.97	3	319,247	4.58	14.44	9.28
10	**Prime Meridian Bank**	**Tallahassee**	**FL**	**2**	**269,178**	**3.83**	**2**	**298,458**	**4.28**	**10.88**	**12.97**
	Market Total			***74***	***7,027,059***	***100.00***	***74***	***6,970,724***	***100.00***	***(0.80)***	***8.81***
Wakulla, FL											
1	Centennial Bank	Conway	AR	1	96,367	42.29	1	267,593	65.20	177.68	18.23
2	Ameris Bank	Moultrie	GA	1	60,068	26.36	1	58,797	14.33	(2.12)	(1.22)
3	**Prime Meridian Bank**	**Tallahassee**	**FL**	**1**	**37,875**	**16.62**	**1**	**47,518**	**11.58**	**25.46**	**-**
4	Capital City Bank	Tallahassee	FL	1	33,537	14.72	1	36,482	8.89	8.78	5.32
	Market Total			***4***	***227,847***	***100.00***	***4***	***410,390***	***100.00***	***80.12***	***14.72***

Source: S&P Global. Analysis current as of 6/30/18. Note: Market share analysis excludes non-retail deposits.

Prime Meridian Bank Deposits – Leon County (9/30/18) **$309.1 million**. Prime Meridian Bank Deposits – Wakulla County (9/30/18) **$46.1 million**.

Source: PMB deposit update per company documents.

Investment Considerations

Strong Growth Potential

- ✓ Through 2023, Tallahassee MSA is projected to experience significant population and household income growth[1] of 4.40% and 6.62%, respectively
- ✓ Attractive growth opportunities in North Florida, Central Florida, South Alabama and South Georgia markets
- ✓ Build-out of existing market franchise
  - Strong infrastructure can support a much larger institution
  - Scalable employee base helps facilitate increased market share

[1] Source: Nielsen. Demographic data is provided by Nielsen based primarily on US Census data. For non-census year data, Nielsen uses samples and projections to estimate the demographic data. S&P Global Market Intelligence performs calculations on the underlying data provided by Nielsen for some of the data presented.

Investment Considerations

Economic Hub of Northern Florida

- ✓ Seven robust industry factors
  - Education
  - Aviation, aerospace, defense and national security
  - Health sciences, medical education, training and research, and sports medicine
  - Information technology
  - Research and engineering
  - Renewable energy and environment
  - Transportation and logistics
- ✓ Strong local lending relationships and local decision-making allow Prime Meridian Bank to build market share.
- ✓ Experienced team of 76 employees* continue to ensure a high level of client service and a "deep bench" for future growth.

*As of 9/30/2018

Investment Considerations

High-performing Company with Strong Balance Sheet and Excellent Asset Quality

- ✓ Quarter ended September 30, 2018 ROAA* and ROAE** of 1.03% and 8.42% respectively

Strong Bank Level Capital Ratios

✓ Tier 1 Leverage	9.21%
✓ Tier 1 Risk-Based Capital Ratio	12.40%
✓ Total Risk-Based Capital Ratio	13.65%

*ROAA = Annualized Return on Average Assets

**ROAE = Annualized Return on Average Equity

All data as of 9/30/18

Investment Considerations

Strong Core Funding

- ✓ CDs represent approximately 11.6% of deposit base
- ✓ No wholesale or other non-deposit funding
- ✓ Cost of Funds (YTD): 0.65%

Excellent Asset Quality

✓ NPAs[1] / Total Assets	0.04%
✓ Allowance for Loan Losses / Total Loans	1.26%
✓ NCOs[2] / Average Loans	0.00%

[1] Nonperforming Assets

[2] Net Charge-Offs: Charge-offs less recoveries

All data as of 9/30/2018

Company Culture

Who We Are. What We Stand For.

MISSION	*Building bankers to serve our clients and community in order to optimize shareholder value.*
PURPOSE	*Banking done right, right away.*
CORE PRINCIPLES	• ***Passion*** *– level of intense excellence and commitment beyond simply meeting requirements* • ***Grace*** *– high level of service with courtesy and compassion* • ***Integrity*** *– doing the right thing because it's the right thing to do* • ***Tenacity*** *– culture of looking at new ideas, tackling challenges and overcoming obstacles* • ***Accountability*** *– personally accepting full and ultimate responsibility as well as holding one another accountable.*

Company Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.

Company Culture


PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!℠

5 Star Rating

(34 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm)

AMERICAN BANKER

Best Banks to Work For 2018

Annually since 2015

BEST 50 OTCQX 2018

Ranked #19 on the OTCQX Best 50: the top performing companies on the OTCQX Best Market based on 2017 total return and growth in average daily dollar volume

Appendix

Financial Highlights (unaudited)

	2018Q3	2018Q2	2018Q1	2017Q4	2017Q3
Per Share Data:					
Earnings per share - Basic	$ 0.33	$ 0.32	$ 0.24	$ 0.21	$ 0.26
Earnings per share - Diluted	$ 0.33	$ 0.32	$ 0.24	$ 0.21	$ 0.26
Book value per share	$ 15.61	$ 15.33	$ 15.03	$ 15.06	$ 14.94
Shares outstanding	3,128,671	3,125,233	3,122,769	3,118,977	3,101,319
Weighted-average basic shares outstanding	3,127,038	3,123,594	3,120,613	3,105,003	3,100,309
Weighted-average diluted shares outstanding	3,130,171	3,126,022	3,123,505	3,107,301	3,103,544
Selected Performance Ratios and Other Data:					
Return on average assets[(1)]	1.03 %	1.10 %	0.86 %	0.80 %	0.95 %
Return on average equity[(1)]	8.42	8.49	6.45	5.97	7.17
Average yield on earning assets	4.47	4.46	4.30	4.12	4.08
Net interest margin	3.78	3.89	3.83	3.70	3.68
Efficiency ratio[(2)]	62.26	60.14	64.72	61.66	60.36
Asset Quality Data:					
Nonaccrual loans	$ 179,000	$ 90,000	$ 369,000	$ 134,000	$ 60,000
Total nonperforming assets	179,000	90,000	369,000	134,000	60,000
Nonpeforming assets/total assets	0.04 %	0.02 %	0.10 %	0.04 %	0.02 %
Capital Ratios:					
Total Tangible Common Equity / Total Assets (Company)	12.04 %	12.58 %	13.10 %	13.53 %	13.45 %
Tier 1 Leverage Capital Ratio (Bank)	9.21	9.68	9.69	9.48	9.38
Common Equity Tier I Capital Ratio (Bank)	12.40	12.28	12.38	12.80	12.76
Tier I Risk Based Capital Ratio (Bank)	12.40	12.28	12.38	12.80	12.76
Total Capital Ratio (Bank)	13.65	13.51	13.61	14.01	13.97

[1] ROAA and ROAE are annualized

[2] Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings (unaudited)

($ in thousands except per share data)

	2018Q3	2018Q2	2018Q1	2018Q4	2017Q3
Interest income:					
Loans	$ 3,798	$ 3,543	$ 3,274	$ 3,091	$ 3,025
Securities	276	287	288	274	252
Other	198	82	74	108	114
Total interest income	4,272	3,912	3,636	3,473	3,391
Interest Expense-					
Deposits	662	500	397	352	326
Total interest expense	662	500	397	352	326
Net interest income	3,610	3,412	3,239	3,121	3,065
Provision for loan losses	135	155	254	69	32
Net interest income after provision for loan losses	3,475	3,257	2,985	3,052	3,033
Noninterest income:					
Service charges and fees on deposit accounts	83	89	87	81	80
Mortgage banking revenue	124	105	110	119	80
Income from bank-owned life insurance	11	10	11	11	12
Other income	120	110	102	93	88
Total noninterest income	338	314	310	304	260
Noninterest expense:					
Salaries and employee benefits	1,341	1,218	1,228	1,129	1,053
Occupancy and equipment	237	226	235	220	247
Professional fees	86	97	84	85	90
Marketing	193	133	207	134	129
FDIC/State Assessment	38	38	36	35	35
Software maintenance, amortization and other	167	159	148	141	132
Other	396	370	359	368	321
Total noninterest expense	2,458	2,241	2,297	2,112	2,007
Earnings before income taxes	1,355	1,330	998	1,244	1,286
Income taxes	337	328	244	550	464
Net earnings	$ 1,018	$ 1,002	$ 754	$ 694	$ 822
Basic earnings per share	$ 0.33	$ 0.32	$ 0.24	$ 0.21	$ 0.26
Diluted earnings per share	$ 0.33	$ 0.32	$ 0.24	$ 0.21	$ 0.26

Condensed Consolidated Balance Sheets

($ in thousands)

	2018Q3 (Unaudited)	2018Q2 (Unaudited)	2018Q1 (Unaudited)	2017Q4 (Audited)	2017Q3 (Unaudited)
Assets					
Cash & cash equivalents	$ 56,775	$ 32,429	$ 22,175	$ 32,397	$ 34,323
Securities available for sale	44,359	46,657	48,014	49,809	48,744
Loans, held for sale	6,782	7,321	6,394	5,880	7,459
Loans, net	289,022	285,473	272,611	250,259	245,160
Federal Home Loan Bank stock	355	355	355	316	316
Premises & equipment, net	4,699	4,828	4,936	4,872	4,935
Accrued interest receivable	1,028	1,027	985	978	875
Bank-owned life insurance	1,789	1,778	1,768	1,757	1,746
Other assets	1,149	1,137	1,060	912	983
Total Assets	$ 405,958	$ 381,005	$ 358,298	$ 347,180	$ 344,541
Liabilities and Stockholders' Equity					
Noninterest-bearing demand deposits	$ 83,296	$ 76,564	$ 73,736	$ 76,216	$ 70,704
Savings, NOW and money-market deposits	230,817	220,363	212,153	200,027	203,131
Time deposits	41,133	34,896	23,393	22,054	22,879
Total Deposits	355,246	331,823	309,282	298,297	296,714
Official checks	865	602	1,368	1,146	566
Other liabilities	984	644	708	764	934
Total Liabilities	357,095	333,069	311,358	300,207	298,214
Total Stockholders' Equity	48,863	47,936	46,940	46,973	46,327
Total Liabilities and Stockholders' Equity	$ 405,958	$ 381,005	$ 358,298	$ 347,180	$ 344,541